                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

          This AMENDMENT NO. 4 TO CREDIT AGREEMENT (the "AMENDMENT") is dated as of January 25, 2006, by and among AVONDALE MILLS, INC., an Alabama corporation, as the Borrower (in such capacity, the "BORROWER") and as a Credit Party; AVONDALE MILLS GRANITEVILLE FABRICS, INC., a Delaware corporation, as a Credit Party (together with Avondale Mills, Inc., the "CREDIT PARTIES" and each a "CREDIT PARTY"), AVONDALE INCORPORATED, a Georgia corporation ("HOLDINGS") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as the sole Lender (in such capacity, the "LENDER") and as agent (in such capacity, the "AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement referred to below.

                                    RECITALS

          WHEREAS, the Borrower, the Credit Parties, the Lender and the Agent are parties to a Credit Agreement dated as of November 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

          WHEREAS, the parties hereto have also agreed, on the terms and conditions set forth below, to amend the Credit Agreement;

          NOW, THEREFORE, in consideration of the continued performance by Borrower and each Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, Holdings, the Lender, and the Agent hereby agree as follows:

          1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          (a) The definition of "Activation Event" appearing in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Activation Event" means, at any date, that Excess Availability is less than the Specified Amount at such date and the average Excess Availability during the four week period immediately preceding such date is the Specified Amount or less, with such Activation Event being deemed to exist thereafter until such time, if any, as a Deactivation Event shall occur.

          (b) The definition of "Availability Block" appearing in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Availability Block" means (i) for the period from January 20, 2006 until May 31, 2007, $0; provided, that, if an Insurance Event occurs during such period, the "Availability Block" shall mean $10,000,000, and (ii) at all times after May 31, 2007, $10,000,000.

          (c) The definition of "Deactivation Event" appearing in Annex A of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Deactivation Event" means, subsequent to any Activation Event, any period of 90 consecutive days during which Excess Availability at all times exceeds the Specified Amount and at the end of such 90-day period no Default or Event of Default has occurred and is then continuing.

          (d) Annex A to the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical locations:

          "Insurance Event" means the receipt by Holdings and its Subsidiaries from the insurance providers of Holdings and its Subsidiaries, in connection with the train collision, train derailment, release of chlorine and other gases, and other events occurring because of the foregoing described train collision, train derailment and release of chlorine and other gases near the facilities of Holdings and its Subsidiaries in Graniteville, South Carolina on January 6, 2005 (the "Derailment"), of an amount that is at least $60,000,000 more that the amounts actually paid by Holdings and its Subsidiaries in connection with the chlorine abatement and rehabilitation of the chlorine damage in connection with the Derailment.

          "Specified Amount" means (i) for the period from January 25, 2006 until May 31, 2007, (A) if no Insurance Event has occurred, $10,000,000 or
     (B) if an Insurance Event has occurred, $20,000,000 and (ii) at all times after May 31, 2007, $20,000,000.

          (e) Annex G to the Credit Agreement is hereby amended to amend and restate paragraphs (a) and (b) of thereof in their entirety as follows:

               (a) Minimum Fixed Charge Coverage Ratio. With respect to any Fiscal Quarter in which Liquidity Availability falls below the Specified Amount and average Liquidity Availability during the four calendar week period immediately preceding such date is the Specified Amount or less, Parent and its Subsidiaries shall have on a consolidated basis, as of the end of the most recent calendar month, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.0 to 1.0.

               (b) Minimum EBITDA. With respect to any Fiscal Quarter in which Liquidity Availability falls below the Specified Amount and average Liquidity Availability during the four calendar week period immediately preceding such date is the Specified Amount or less, Parent and its Subsidiaries on a consolidated basis shall have, as of the end of the most recent calendar month, as set forth below, EBITDA for the 12-month period then ended of not less than $35,000,000.

          2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Paragraph 1 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon the Agent's receipt of each of the agreements, certificates, opinion letters and other documents described on Schedule I hereto.

          3. Miscellaneous.

          (a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

          (b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

          (c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

          (d) Reaffirmation, Ratification and Acknowledgment; Reservation. Each of the Borrower, the Credit Parties and Holdings hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Agent on behalf of the Lender, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Agent's, or the Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower, Holdings or such Credit Party with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Agent or the Lender, or of any Default or Event of Default (whether or not known to the Agent or the Lender), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Agent and the Lender. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

          (e) Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

          (f) Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Amendment," "hereunder," "hereof" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Each of the Borrower, the Credit Parties and Holdings hereby represents and warrants to the Lender and the Agent that all authorizations, consents and approvals of such Person's board of directors and shareholders, and all other Persons, necessary to permit such Person to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lender and the Agent to enforce such obligations, have been obtained.

          (g) No Novation or Waiver. Except as specifically set forth in this Amendment the execution, delivery and effectiveness of this Amendment shall not
(a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or the Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          (h) Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

                                     ******

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Agent and the sole Lender


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title: Duly Authorized Signatory


                                       AVONDALE MILLS, INC., as the Borrower
                                       and as a Credit Party


                                       By:
                                           -------------------------------------
                                       Name: Jack R. Altherr, Jr.
                                       Title: Vice Chairman and
                                              Chief Financial Officer


                                       AVONDALE MILLS GRANITEVILLE FABRICS,
                                       INC., as a Credit Party


                                       By:
                                           -------------------------------------
                                       Name: Jack R. Altherr, Jr.
                                       Title: Vice Chairman and
                                              Chief Financial Officer


                                       AVONDALE INCORPORATED


                                       By:
                                           -------------------------------------
                                       Name: Jack R. Altherr, Jr.
                                       Title: Vice Chairman and
                                              Chief Financial Officer